CSE: LCU | OTCQB: LCGMD

 Lion Copper Corp. Receives Approval To List On NASDAQ Capital Market

Yerington, Nevada - October 14, 2026 - Lion Copper Corp. ("Lion" or the "Company") (CSE: LCU; OTCQB: LCGMF) is pleased to announce that it has received approval from The Nasdaq Stock Market LLC ("Nasdaq") to list its common shares on the Nasdaq Capital Market under the trading symbol "LCU."

The common shares are expected to begin trading on Nasdaq under the symbol "LCU" at market open on Monday, October 19, 2026, subject to the satisfaction of customary listing conditions. The common shares will continue to trade on the Canadian Securities Exchange (the "CSE") under the symbol "LCU". Quotation of the common shares on the OTCQB under the symbol "LCGMF" is expected to cease upon the commencement of trading on Nasdaq. No action is required by shareholders in connection with the Nasdaq listing.

The approval represents a significant corporate milestone for Lion as it advances its flagship Yerington Copper Project in Nevada through definitive feasibility study and permitting.

John Banning, Chief Executive Officer and Director of Lion Copper Corp., commented:

"Receiving approval to list on Nasdaq is an important milestone in Lion's continued evolution as a U.S.-focused copper development company. It reflects the significant progress our team has made in advancing the Yerington Copper Project, establishing the Bear Deposit maiden mineral resource estimate and positioning Lion for its next stage of growth.

We believe a Nasdaq listing will provide greater visibility within U.S. capital markets, broaden our potential investor base and improve access to both retail and institutional investors as we continue advancing Yerington toward development. This milestone is particularly meaningful given the growing strategic importance of domestic copper production to the United States."

The Company believes that listing on Nasdaq will enhance its profile among U.S. and international investors and provide an additional platform to support its long-term capital markets strategy.

Lion will confirm the commencement of trading on Nasdaq in a subsequent news release.

About Lion Copper Corp.

Lion Copper Corp. is a copper development company advancing its flagship copper assets in Yerington, Nevada, through a strategic Earn-In Agreement with Nuton, a Rio Tinto venture. The Company's principal assets include the Yerington Copper Project and the Bear Deposit.

Further information can be found at www.lioncg.com.

John Banning
Chief Executive Officer & Director

For more information, please contact:

Email: info@lioncg.com

NEWS RELEASE

Forward-Looking Statements

Neither the Canadian Securities Exchange nor its Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.

This news release includes forward-looking statements within the meaning of applicable securities laws. Except for statements of historical fact, any information contained in this news release may be a forward-looking statement that reflects the Company's current views about future events and is subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements in this news release include statements relating to the Nasdaq listing, the expected date on which trading of the common shares will commence on Nasdaq, the continued trading of the common shares on the CSE, the cessation of quotation of the common shares on the OTCQB, and the potential benefits of such listing, including increased visibility in U.S. capital markets, a broader investor base, enhanced trading liquidity, and access to deeper and more diversified capital markets. Although the Company believes that it has a reasonable basis for each forward-looking statement, these statements are based on facts and factors currently known to the Company and its expectations of the future, about which the Company cannot be certain. The Company cannot assure that actual results will be consistent with these forward-looking statements. These forward-looking statements speak only as of the date of this news release, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

NEWS RELEASE	2